CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss for the year	$ (31,208)	$ (24,243)	$ (22,006)
Items that may be reclassified subsequently to profit and loss:
Foreign currency translation adjustment	(879)	(463)	2,328
Total comprehensive loss for the year	$ (32,087)	$ (24,706)	$ (19,678)